UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Item 8.01.     Other Events.

On March 26, 2020, Build-A-Bear Workshop, Inc. (the “Company”) announced certain measures to mitigate the operating and financial impact of the novel coronavirus (COVID-19) pandemic, including:

•

As previously disclosed in our Form 8-K filed March 18, 2020, the Company temporarily closed its owned and operated retail locations in the United States, Canada, the United Kingdom, Denmark and Ireland through Thursday, April 2, 2020. At this time, these stores remain closed and the Company has not yet determined when some or all of these stores may reopen. The Company has also closed its warehouse in Ohio as it reviews its processes related to workplace safety, including social distancing and sanitation practices recommended by the Centers for Disease Control and Prevention. The Company’s customers can continue to shop online at buildabear.com and buildabear.co.uk, but deliveries for buildabear.com orders are expected to be delayed.

•

The Company is implementing furloughs for over 90% of its workforce, effective March 29, 2020. The employees on furlough will not receive direct compensation from the Company but will continue to receive employee benefits, including medical, dental, and vision benefits.

•

For nearly all employees not placed on temporary leave, the Company is implementing pay reductions. Base salaries for the Company’s executive officers, including each of its named executive officers, will be reduced by 20%, effective March 29, 2020.

•	Annual cash retainers for all non-employee directors serving on the Company’s Board of Directors will be eliminated for the first fiscal quarter of 2020.

•	The Company is engaged in an ongoing process of evaluating and implementing reductions to capital and other operating expenditures to preserve cash.

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this report not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things: statements regarding the Company’s goals, intentions, and expectations; business plans and growth strategies; estimates of the Company’s risks and future costs and benefits; forecasted demographic and economic trends relating to the Company’s industry; the impacts of the COVID-19 pandemic, and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: March 26, 2020	By:	/s/ Voin Todorovic
Name: Voin Todorovic
Title: Chief Financial Officer